MERRILL LYNCH
GLOBAL VALUE
FUND, INC.



FUND LOGO




Annual Report

December 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL VALUE FUND, INC.


Proxy Results
During the six-month period ended December 31, 2000, Merrill Lynch
Global Value Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
July 25, 2000. The description of each proposal and number of shares voted are as follows:
                                                                                  Shares Voted
                                                                                      For
1.To elect the Fund's Board of Directors:    Terry K. Glenn                       162,717,103
                                             Ronald W. Forbes                     162,655,055
                                             Cynthia A. Montgomery                162,692,616
                                             Charles C. Reilly                    162,619,542
                                             Kevin A. Ryan                        162,715,615
                                             Roscoe S. Suddarth                   162,686,737
                                             Richard R. West                      162,725,657
                                             Arthur Zeikel                        162,612,366
                                             Edward D. Zinbarg                    162,667,521
                                                                       Shares Voted     Shares Voted     Shares Voted
                                                                           For            Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                  158,413,291         1,619,926        6,288,278

3. To approve to convert the Fund to "master/feeder" structure.       149,338,444         5,721,638       11,261,413


Merrill Lynch Global Value Fund, Inc., December 31, 2000


DEAR SHAREHOLDER



Fiscal Year in Review
For the year ended December 31, 2000, Merrill Lynch Global Value Fund, Inc.'s Class A Shares appreciated slightly, with a +0.69% total investment return. Returns for Class B, Class C and Class D Shares were -0.29%, -0.33% and +0.39%, respectively. These returns substantially outperformed those of our benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which posted a -13.18% total return. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5 - 7 of this report to shareholders.)

Although the Fund's margin of outperformance is a wide one, shareholders should remember that value stocks outperformed growth stocks in 2000. Accordingly, any value-oriented fund would likely have done better than a broad-based index like the MSCI World Index (which includes both value and growth stocks). This is the converse of 1999, when almost any growth fund did relatively well and most value funds did relatively poorly.

The Fund's outperformance in 2000 relative to the MSCI World Index enabled it to make up for the underperformance in calendar year 1999. As a result, the Fund outperformed the Index for the two years ended December 31, 2000, with a total return of +11.20% for Class A Shares, compared to +8.47% for the Index. (This follows the prior two-year period, when the Fund outperformed the Index at an unsustainable level). However, we do believe that the Fund's absolute performance in 2000 could have been much better, since we missed opportunities to make substantial gains in several value sectors.


Focus on Long-Term Returns
Over the long term, common stocks on average have historically provided positive returns of approximately 10% per year, despite periods of fluctuation. We hope that we are able to provide shareholders with incremental returns of several hundred basis points (100 basis points equals one percentage point), after expenses, over the returns available from the stock market in general, as measured by the unmanaged MSCI World Index.

Our strategy for striving to achieve a return higher than that of our benchmark Index is to select a portfolio of stocks that we believe has a better risk/return profile than the average stock. Our portfolio will typically consist of 40 - 50 stocks, with the largest 10 positions comprising between 40% - 50% of the entire portfolio. This approach implies that the Fund's portfolio will usually be more concentrated than most other portfolios, and it indeed has been the case over the past four years. This concentration could cause the Fund to underperform our Index in the event that just a couple of our largest stocks do worse than those of the Index.

The Fund's largest positions often constitute at least 5% of its net assets, and at times have grown to more than 10%. When positions get to be very large (approximately 10%), and we still wish to hold them because we believe that they still offer good long-term return potential, we generally try to hedge the positions through the purchase of put options or collars (a simultaneous purchase of a put and the sale of a call). For example, our position in The AES Corporation common stock, which made up 8.9% net assets as of December 31, is one-third hedged at a price that is not significantly lower than the price at the end of December 2000.

In general, we are seeking to invest in companies that we believe are worth more than their shares are selling for and are pursuing business in a way that increases their value at a reasonable rate over time. These are not simply companies that are selling at "cheap" valuation levels - such as low price/earnings or low price/book value ratios - although, of course, we always prefer to invest in stocks that are relatively inexpensive. However, our focus is to purchase shares of companies that operate in reasonable businesses and are able to achieve good levels of financial success.

We try to buy shares of a company when they are selling at valuations that we judge to be modest in relation to the valuations we would consider appropriate if the company were to achieve the business success we forecast. In other words, we try to invest in good companies, which operate in good businesses at valuations that indicate that the rest of the investment community does not think as highly of these companies as we do. Of course, finding truly superior companies - those in great businesses, with great historical and prospective financial results, with highly competent and farsighted managements - when their shares are selling at reasonable valuations, is virtually an impossible task. This is why on those few occasions when we believe that we have invested in such a company - such as AES and Lattice Semiconductor Corporation - we are reluctant to reduce our position, even if their shares appreciate substantially.

Typically, our investments fit into one of two categories. The first category is comprised of companies that we believe are good businesses and that the investment community values as if they were only average, or substandard. The second category is those companies that we believe are good businesses and are valued appropriately. We sometimes choose to purchase shares of companies in the second category, even though we are not receiving any special "bargains." Our first preference is that their share prices do not keep up with the companies' business progress in the near term and thus we have an opportunity to establish much larger positions at very attractive prices. (Of course, our expectation is that over the longer term their share prices will appreciate substantially.) Our second preference is that these companies' businesses will generate results that are better than our conservative forecasts with concomitant share price appreciation.

There are those times when we make investments in companies for which we have no strong positive sense about their management teams or business prospects. These are investments in undervalued stocks. In effect, we are buying shares of such companies just to sell them after they hopefully appreciate. There is a challenge we face when we pursue this strategy of investing in companies in which we lack confidence. If their share prices decline further we are always tempted to quickly sell our investment (rather than buy more on weakness), since such declines could indicate that a mediocre company is actually experiencing serious problems the nature of which we are not yet aware. As a result, our preference is to stick to those investments where we have some confidence that the companies will eventually prove to be "value creators." We regard investments in value-creating firms - purchased at a reasonable price - as providing the Fund with more attractive (and less risky) opportunities than a "cheap" value stock that may be in worse shape than we estimate and is destroying its value over time.


International Investments
The Fund continues to maintain a relatively neutral weighting in Japanese stocks. This means that our 11% weighting in Japan at the end of the fiscal year is similar to the Japanese stock market's weighting within the MSCI World Index. Of course, our Japanese investments are quite different from that of the stock market as a whole. For example, we do not own important Index stocks such as NTT Corporation and Toyota Motor Corporation, two of the largest companies in Japan. On the other hand, we do have significant positions in Matsushita Electric Industrial Company Ltd., Canon, Inc., The Furukawa Electric Co., Ltd. and non-life insurance companies, which represent a relatively smaller portion of the Japanese stock market as a whole.

At the same time, we maintain essentially no exposure to the Japanese yen because we continue to believe that it is likely to depreciate relative to the US dollar. At the beginning of 2000, approximately 105 yen equalled one US dollar; as of mid-January 2001, the yen had weakened to 115 yen - 120 yen per US dollar. We believe that it is possible - and in Japan's best interests - if the yen weakens further to the range of 140 yen - 150 yen per US dollar. Japan's economic recovery seems to be stalling and banks still need capital infusions. Japan has been experiencing a deflation in stock and land prices, which might be cured by an inflationary monetary policy. If this were to occur, it might move the yen to weaken further, even below our expectations, and might at last get the country's economy moving in a positive direction.


Merrill Lynch Global Value Fund, Inc., December 31, 2000


We believe that it is likely that the relative performance of European economies will exceed that of Japan, and perhaps also the United States. It may be that the low US savings rate - which has been facilitated partly because foreign capital has flowed into the United States - will finally have to rise. If this happens, then consumption will fall as well as the US economic growth rate. In Europe, corporate restructurings, selective lower tax rates, pension reforms, and less unionization of workers all point to a more competitive Europe within the world economy.

The Fund is not currently invested in those restructuring European companies most likely to benefit from these trends. The Fund does have some large positions in Europe, such as Allied Irish Banks PLC, Nestle SA and Danske Bank. However, in our view, these are all good companies whose shares were either attractively or reasonably valued when we invested in them. Investing in a restructuring European company requires a different analytical approach, and we are in the process of determining the criteria that would make us comfortable making such investments. Nevertheless, we find many more good-quality US companies than European companies. With our inclination to invest in "value creators" over statistically inexpensive stocks, we have not yet been successful in uncovering significant new investment opportunities in Europe.

US Investments
In the United States, the Fund's portfolio is still dominated by AES and Lattice Semiconductor. We also have large positions in two financial stocks, J.P. Morgan & Co., Inc. and Household International, Inc. as well as 3M Company, Safeway Inc. and El Paso Energy Corporation. These companies have nothing in common except that they are all well run, value-creating businesses with reasonably valued shares and that we believe have good prospects.


In Conclusion
In our view, the frothy valuations accorded high tech, high growth stocks have been largely (although not completely) eliminated with the declines of the NASDAQ Index during the latter part of 2000. This might lead to less day-to-day or week-to-week volatility in the world's stock markets, and might also lead to more normal expectations for stock market returns. Our focus continues to be on generating attractive long-term returns for Fund shareholders, which is not particularly influenced by market volatility. Our outlook would be different, however, if we found that most stocks seemed overvalued.

As shareholders of companies, we hope to participate in the accretion of value that our portfolio holdings generate as they continue "business as usual." If we invest in companies selling at reasonable valuations, the Fund should achieve results in line with the economic value that our portfolio companies achieve. Over the long term, stock markets have historically provided returns of approximately 10% per year, as measured by the MSCI World Index. By paying close attention to the quality of the businesses we invest in and the prices that we pay for them, we strive to provide long-term results that are somewhat better than the MSCI World Index.

We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager


February 9, 2001



PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                       6-Month            12-Month        Since Inception
As of December 31, 2000                              Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares                -1.71%             +0.69%             +78.47%
ML Global Value Fund, Inc. Class B Shares                -2.18              -0.29              +71.07
ML Global Value Fund, Inc. Class C Shares                -2.22              -0.33              +70.99
ML Global Value Fund, Inc. Class D Shares                -1.82              +0.39              +76.57

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 11/01/96.


Merrill Lynch Global Value Fund, Inc., December 31, 2000


PERFORMANCE DATA (CONCLUDED)


Total Return
Based on a $10,000
Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Global Value Fund, Inc. Class A and Class B Shares* compared to a similar investment in the Morgan Stanley Capital International World Index++++. Beginning and ending values are:

                                     11/01/96**       12/00

ML Global Value Fund, Inc.++--
Class A Shares*                      $ 9,475          $16,909

ML Global Value Fund, Inc.++--
Class B Shares*                      $10,000          $17,107

Morgan Stanley Capital
International World Index++++        $10,000          $16,217


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Global Value Fund, Inc. Class C and Class D Shares* compared to a similar investment in the Morgan Stanley Capital International World Index++++. Beginning and ending values are:

                                     11/01/96**       12/00

ML Global Value Fund, Inc.++--
Class C Shares                      $10,000          $17,099

ML Global Value Fund, Inc.++--
Class D Shares                      $ 9,475          $16,729

Morgan Stanley Capital
International World Index++++       $10,000          $16,217


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in each of the graphs is from 10/31/96.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 12/31/00                   + 0.69%        - 4.59%
Inception (11/01/96) through 12/31/00     +14.92         +13.45

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 12/31/00                   - 0.29%        - 3.83%
Inception (11/01/96) through 12/31/00     +13.76         +13.76

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 12/31/00                   - 0.33%        - 1.22%
Inception (11/01/96) through 12/31/00     +13.75         +13.75

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 12/31/00                   + 0.39%        - 4.88%
Inception (11/01/96) through 12/31/00     +14.63         +13.15

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PORTFOLIO INFORMATION

Worldwide Investments
As of 12/31/00

                                  Country of           Percent of
Ten Largest Holdings                Origin             Net Assets

The AES Corporation             United States            8.9%
Lattice Semiconductor
Corporation                     United States            6.3
Allied Irish Banks PLC          Ireland                  4.7
Nestle SA
(Registered Shares)             Switzerland              4.5
Danske Bank                     Denmark                  4.5
Minnesota Mining and
Manufacturing Company
(3M)                            United States            4.4
Safeway Inc.                    United States            3.7
El Paso Energy
Corporation                     United States            3.4
Household International,
Inc.                            United States            3.3
J.P. Morgan & Co.,
Incorporated                    United States            3.3


                                          Percent of
Ten Largest Industries                    Net Assets

Banking                                       9.2%
Financial Services                            9.1
Independent Power Producers                   8.9
Diversified Companies                         8.7
Food & Beverage                               6.6
Electronic Components & Instruments           6.3
Utilities--Electric & Gas                     4.2
Retail                                        4.1
Property & Casualty Insurance                 4.0
Pharmaceuticals                               3.8


Merrill Lynch Global Value Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS                                                                                    (IN US DOLLARS)
NORTH                                    Shares                                                                   Percent of
AMERICA          Industries               Held          Investments                         Cost        Value     Net Assets
Bermuda          Property & Casualty   656,300   ACE Limited                           $  21,945,031  $  27,851,731    1.2%
                 Insurance
                                                 Total Investments in Bermuda             21,945,031     27,851,731    1.2

United States    Auto Parts &          200,550   Delphi Automotive Systems Corporation     3,159,986      2,256,187    0.1
                 Equipment

                 Chemicals             984,400   E.I. du Pont de Nemours and Company      44,133,920     47,558,825    2.1

                 Communications        971,000   ++Tellabs, Inc.                          52,332,066     54,800,813    2.4
                 Equipment

                 Computers           2,515,000   Compaq Computer Corporation              72,553,894     37,850,750    1.6

                 Diversified           619,700   Emerson Electric Co.                     39,339,656     48,840,106    2.1
                 Companies             851,000   Minnesota Mining and
                                                 Manufacturing Company (3M)               77,305,573    102,545,500    4.4
                                       467,700   ++SPX Corporation                        40,402,704     50,599,294    2.2
                                                                                        ------------   ------------  ------
                                                                                         157,047,933    201,984,900    8.7

                 Electronic          7,899,038   ++Lattice Semiconductor
                 Components &                    Corporation (a)                          99,374,520    144,651,133    6.3
                 Instruments

                 Financial Services    832,647   Federal Home Loan Mortgage
                                                 Association                              37,703,710     57,348,562    2.5
                                     1,390,000   Household International, Inc.            71,665,660     76,450,000    3.3
                                       458,800   J.P. Morgan & Co., Incorporated          69,627,540     75,931,400    3.3
                                                                                        ------------   ------------  ------
                                                                                         178,996,910    209,729,962    9.1

                 Gas Pipeline &      1,100,000   El Paso Energy Corporation               69,178,022     78,787,500    3.4
                 Transmission

                 Independent Power   3,728,007   ++The AES Corporation                    55,050,045    206,438,388    8.9
                 Producers

                 Oil--Integrated       778,968   Texaco Inc.                              46,699,697     48,393,387    2.1
                 Pharmaceuticals       507,000   Bristol-Myers Squibb Company             26,925,119     37,486,313    1.6
                                       487,560   Johnson & Johnson                        45,990,649     51,224,272    2.2
                                                                                        ------------   ------------  ------
                                                                                          72,915,768     88,710,585    3.8

                 Retail              1,371,600   ++Safeway Inc.                           49,306,069     85,725,000    3.7

                 Telecommunication   2,364,000   ECI Telecom Limited
                                                 (US Registered Shares)                   71,242,740     32,948,250    1.4

                 Equipment             782,400   ++Gilat Satellite Networks Ltd.          44,302,950     19,853,400    0.9
                                                                                        ------------   ------------  ------
                                                                                         115,545,690     52,801,650    2.3

                 Telecommunication   2,460,700   AT&T Corp.                               42,005,288     42,600,869    1.9
                 Services

                 Utilities--         1,200,000   Entergy Corporation                      42,414,979     50,775,000    2.2
                 Electric & Gas        234,000   FPL Group, Inc.                          14,302,642     16,789,500    0.7
                                                                                        ------------   ------------  ------
                                                                                          56,717,621     67,564,500    2.9

                                                 Total Investments in the
                                                 United States                         1,115,017,429  1,369,854,449   59.3

                                                 Total Investments in
                                                 North America                         1,136,962,460  1,397,706,180   60.5

PACIFIC
BASIN

Australia        Property            3,421,567   Lend Lease Corporation Limited           32,059,621     31,828,846    1.4

                                                 Total Investments in Australia           32,059,621     31,828,846    1.4

Japan            Electric            2,560,000   Matsushita Electric Industrial
                 Construction                    Company, Ltd.                            57,928,267     61,197,898    2.6

                 Electrical &        1,106,000   ++Fuji Electric Co., Ltd.                 3,869,554      3,225,026    0.1
                 Electronics

                 Electrical          1,925,000   The Furukawa Electric Co., Ltd.          11,530,431     33,628,503    1.5
                 Equipment             145,000   Murata Manufacturing Co., Ltd.            3,972,502     17,014,011    0.7
                                                                                        ------------   ------------  ------
                                                                                          15,502,933     50,642,514    2.2

                 Machinery           1,020,000   Toyoda Automatic Loom Works, Ltd.        18,576,026     20,096,322    0.9

                 Office Equipment    1,290,000   Canon, Inc.                              29,219,125     45,183,888    2.0

                 Property &          3,355,000   The Dai-Tokyo Fire and Marine
                 Casualty                        Insurance Co., Ltd.                      13,412,140     10,017,995    0.4
                 Insurance             765,000   The Nichido Fire & Marine
                                                 Insurance Co., Ltd.                       3,989,297      4,066,156    0.2
                                     4,304,000   The Sumitomo Marine & Fire
                                                 Insurance Co., Ltd.                      29,695,622     27,776,252    1.2
                                     2,073,000   The Tokio Marine & Fire
                                                 Insurance Co. Ltd.                       26,275,154     23,761,445    1.0
                                                                                        ------------   ------------  ------
                                                                                          73,372,213     65,621,848    2.8

                 Retail                167,000   Ito-Yokado Co., Ltd.                     13,473,111      8,335,377    0.4

                                                 Total Investments in Japan              211,941,229    254,302,873   11.0

                                                 Total Investments in the
                                                 Pacific Basin                           244,000,850    286,131,719   12.4

WESTERN EUROPE

Denmark          Banking             5,747,000   Danske Bank                              76,215,263    103,375,011    4.5

                                                 Total Investments in Denmark             76,215,263    103,375,011    4.5

Germany          Utilities--         2,717,334   Bewag Aktiengesellschaft                 59,475,786     30,360,528    1.3
                 Electric & Gas

                                                 Total Investments in Germany             59,475,786     30,360,528    1.3

Greece           Integrated          2,008,730   Hellenic Telecommunications
                 Telecommunication               Organization SA (OTE)                    43,554,151     29,969,554    1.3
                 Services            2,005,880   Hellenic Telecommunications
                                                 Organization SA (OTE) (ADR)*             22,878,980     14,542,630    0.6

                                                 Total Investments in Greece              66,433,131     44,512,184    1.9

Ireland          Banking             9,224,000   Allied Irish Banks PLC (a)               86,483,030    107,389,129    4.7
                                        28,500   Allied Irish Banks PLC (ADR)* (a)           482,133        669,750    0.0

                                                 Total Investments in Ireland             86,965,163    108,058,879    4.7

Switzerland      Food & Beverage        44,600   Nestle SA (Registered Shares)            47,747,292    104,034,557    4.5

                                                 Total Investments in Switzerland         47,747,292    104,034,557    4.5

United           Food & Beverage     7,146,494   Cadbury Schweppes PLC                    31,432,517     49,427,254    2.1
Kingdom
                 Oil--Related        5,255,710   BP Amoco PLC                             44,220,067     42,395,290    1.8

                 Transportation--    4,119,000   Railtrack Group PLC                      83,543,774     56,914,900    2.5
                 Railroads

                                                 Total Investments in the
                                                 United Kingdom                          159,196,358    148,737,444    6.4

                                                 Total Investments in
                                                 Western Europe                          496,032,993    539,078,603   23.3


Merrill Lynch Global Value Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (CONCLUDED)                                                                        (IN US DOLLARS)
NORTH                                    Shares                                                                   Percent of
AMERICA          Industries               Held          Investments                         Cost        Value     Net Assets
                 Put Options         1,230,000   The AES Corporation, expiring
                 Purchased                       May 2001 at USD 51.525                $   8,367,075  $   7,121,700    0.3%
                                       645,000   The AES Corporation, expiring
                                                 July 2001 at USD 49.1                     5,418,000      3,483,000    0.2
                                        62,382   Lattice Semiconductor Corporation,
                                                 expiring February 2001 at USD 33.203        286,021        907,034    0.0

                                                 Total Options Purchased                  14,071,096     11,511,734    0.5

                                                 Total Investments                     1,891,067,399  2,234,428,236   96.7

OPTIONS                               Premiums
WRITTEN                               Received

                 Call Options        1,230,000   The AES Corporation, expiring
                 Written                         May 2001 at USD 62                      (6,257,625)    (6,494,400)   (0.3)
                                       645,000   The AES Corporation, expiring
                                                 July 2001 at USD 62.25                  (3,612,000)    (4,863,300)   (0.2)

                                                 Total Options Written                   (9,869,625)   (11,357,700)   (0.5)

                 Total Investments, Net of Options Written                            $1,881,197,774  2,223,070,536   96.2
                                                                                      ==============
                 Time Deposits**                                                                         72,470,000    3.1

                 Unrealized Appreciation on Forward Foreign Exchange Contracts***                        18,076,540    0.8

                 Liabilities in Excess of Other Assets                                                  (2,946,279)   (0.1)
                                                                                                     --------------  ------
                 Net Assets                                                                          $2,310,670,797  100.0%
                                                                                                     ==============  ======


++Non-income producing security.
*American Depositary Receipts (ADR).
**Time deposit bears interest at 6.50% and matures on 1/02/2001.
***Forward foreign exchange contracts as of December 31, 2000 were as follows:

Foreign                  Expiration      Unrealized
Currency Sold               Date        Appreciation

YEN  26,419,021,760    November 2001     $18,076,540
                                         -----------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$260,561,893)           $18,076,540
                                         ===========

(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                Net Share         Net           Dividend
Industry        Affiliate       Activity          Cost          Income

Banking        Allied Irish    3,244,000      $27,981,428     $1,551,743
               Banks PLC

Banking        Allied Irish    --                  --           18,910
               Banks PLC
               (ADR)

Electronic     Lattice         3,889,838      (1,752,945)         ++
  Components &   Semiconductor
  Instruments    Corporation

++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 2000
Assets:             Investments, at value (identified cost--$1,876,996,303)                               $2,222,916,502
                    Put options purchased, at value (cost--$14,071,096)                                       11,511,734
                    Unrealized appreciation on forward foreign
                    exchange contracts                                                                        18,076,540
                    Cash                                                                                         141,584
                    Foreign cash                                                                                  67,055
                    Time deposits                                                                             72,470,000
                    Receivables:
                      Securities sold                                                  $  37,677,878
                      Dividends                                                            4,547,975
                      Capital shares sold                                                  3,550,737
                      Interest                                                                13,085          45,789,675
                                                                                       -------------
                    Prepaid registration fees and other assets                                                   152,849
                                                                                                          --------------
                    Total assets                                                                           2,371,125,939
                                                                                                          --------------

Liabilities:        Call options written, at value
                    (premiums received--$9,869,625)                                                           11,357,700
                    Payables:
                      Securities purchased                                                37,056,241
                      Capital shares redeemed                                              7,015,365
                      Distributor                                                          1,431,106
                      Investment adviser                                                   1,317,986          46,820,698
                                                                                      --------------
                    Accrued expenses and other liabilities                                                     2,276,744
                                                                                                          --------------
                    Total liabilities                                                                         60,455,142
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,310,670,797
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    1,500,673
                    Class B Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                             11,197,632
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,182,042
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              3,072,251
                    Paid-in capital in excess of par                                                       1,941,070,001
                    Accumulated distributions in excess of investment income--net                           (36,506,976)
                    Accumulated investment loss--net                                                         (8,975,938)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        37,113,273
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               360,017,839
                                                                                                          --------------
                    Net assets                                                                            $2,310,670,797
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $194,765,307 and
Value:              15,006,731 shares outstanding                                                         $        12.98
                                                                                                          ==============
                    Class B--Based on net assets of $1,437,627,821 and
                    111,976,317 shares outstanding                                                        $        12.84
                                                                                                          ==============
                    Class C--Based on net assets of $280,018,165 and
                    21,820,419 shares outstanding                                                         $        12.83
                                                                                                          ==============
                    Class D--Based on net assets of $398,259,504 and
                    30,722,512 shares outstanding                                                         $        12.96
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 2000

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 2000
Investment          Dividends (net of $1,641,084 foreign withholding tax)                                   $ 28,738,338
Income:             Interest and discount earned                                                               4,660,303
                                                                                                          --------------
                    Total income                                                                              33,398,641
                                                                                                          --------------

Expenses:           Investment advisory fees                                            $ 18,687,676
                    Account maintenance and distribution fees--Class B                    15,966,882
                    Account maintenance and distribution fees--Class C                     2,970,889
                    Transfer agent fees--Class B                                           1,878,896
                    Account maintenance fees--Class D                                        996,898
                    Custodian fees                                                           822,645
                    Transfer agent fees--Class D                                             396,430
                    Transfer agent fees--Class C                                             360,086
                    Accounting services                                                      211,903
                    Transfer agent fees--Class A                                             197,611
                    Professional fees                                                        138,621
                    Printing and shareholder reports                                         135,596
                    Registration fees                                                         73,830
                    Directors' fees and expenses                                              46,134
                    Amortization of organization expenses                                     37,375
                    Pricing fees                                                              31,079
                    Other                                                                     57,597
                                                                                      --------------
                    Total expenses                                                                            43,010,148
                                                                                                          --------------
                    Investment loss--net                                                                     (9,611,507)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                   210,289,473
(Loss) on             Foreign currency transactions--net                                   4,440,702         214,730,175
Investments &                                                                         --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                 (242,493,440)
                      Foreign currency transactions--net                                  30,513,197       (211,980,243)
                                                                                      --------------      --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (6,861,575)
                                                                                                          ==============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended
                                                                                                December 31,
                    Increase (Decrease) in Net Assets:                                   2000                  1999
Operations:         Investment loss--net                                             $   (9,611,507)     $   (9,399,995)
                    Realized gain on investments and foreign currency
                    transactions--net                                                    214,730,175          65,058,622
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                 (211,980,243)         170,665,649
                                                                                     ---------------     ---------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                      (6,861,575)         226,324,276
                                                                                     ---------------     ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                     --           (526,085)
Shareholders:         Class B                                                                     --         (5,305,144)
                      Class C                                                                     --           (941,587)
                      Class D                                                                     --         (1,149,043)
                    In excess of investment income--net:
                      Class A                                                            (5,581,770)                  --
                      Class B                                                           (18,256,106)                  --
                      Class C                                                            (3,647,682)                  --
                      Class D                                                            (9,021,418)                  --
                    Realized gain on investments--net:
                      Class A                                                           (19,867,327)         (4,329,355)
                      Class B                                                          (148,803,095)        (43,828,286)
                      Class C                                                           (28,529,916)         (7,777,614)
                      Class D                                                           (39,277,657)         (9,465,496)
                                                                                     ---------------     ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                  (272,984,971)        (73,322,610)
                                                                                     ---------------     ---------------

Capital Share       Net decrease in net assets derived from
Transactions :      capital share transactions                                         (166,407,613)       (377,884,006)
                                                                                     ---------------     ---------------

Net Assets:         Total decrease in net assets                                       (446,254,159)       (224,882,340)
                    Beginning of year                                                  2,756,924,956       2,981,807,296
                                                                                     ---------------     ---------------
                    End of year*                                                      $2,310,670,797     $ 2,756,924,956
                                                                                     ===============     ===============
                    *Undistributed (accumulated distributions in
                    excess of) investment income--net                                $  (45,482,914)     $     1,466,471
                                                                                     ===============     ===============

                    See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 2000

FINANCIAL HIGHLIGHTS
                                                                                       Class A++++
                                                                                                   For the     For the
The following per share data and ratios have been derived                   For the                 Period       Year
from information provided in the financial statements.                     Year Ended            Nov. 1, 1997   Ended
                                                                          December 31,           to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                        2000          1999       1998         1997        1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.72    $    13.67  $    12.01  $    11.83   $    10.00
Performance:                                               ----------    ----------  ----------  ----------   ----------
                    Investment income--net                        .06           .07         .18         .01          .17
                    Realized and unrealized gain
                    on investments and foreign currency
                    transactions--net                             .02          1.32        3.00         .72         1.71
                                                           ----------    ----------  ----------  ----------   ----------
                    Total from investment operations              .08          1.39        3.18         .73         1.88
                                                           ----------    ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --         (.04)       (.14)       (.11)        (.05)
                      In excess of investment income--net       (.40)            --       (.20)          --           --
                      Realized gain on investments--net        (1.42)         (.30)      (1.18)       (.44)           --
                                                           ----------    ----------  ----------  ----------   ----------
                    Total dividends and distributions          (1.82)         (.34)      (1.52)       (.55)        (.05)
                                                           ----------    ----------  ----------  ----------   ----------
                    Net asset value, end of period         $    12.98    $    14.72  $    13.67  $    12.01   $    11.83
                                                           ==========    ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           .69%        10.44%      27.10%    6.19%+++       18.91%
Return:**                                                  ==========    ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                     .91%          .91%        .90%       .96%*         .97%
Net Assets:                                                ==========    ==========  ==========  ==========   ==========
                    Investment income--net                       .42%          .51%       1.32%       .54%*        1.88%
                                                           ==========    ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  194,765    $  195,511  $  202,980  $   63,075   $   53,776
                                                           ==========    ==========  ==========  ==========   ==========
                    Portfolio turnover                         52.81%        70.93%      44.94%      24.49%       77.65%
                                                           ==========    ==========  ==========  ==========   ==========

                                                                                       Class B++++
                                                                                                   For the     For the
The following per share data and ratios have been derived                   For the                 Period       Year
from information provided in the financial statements.                     Year Ended            Nov. 1, 1997   Ended
                                                                          December 31,           to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                        2000          1999       1998         1997        1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.50     $   13.61  $    11.97  $    11.72   $    10.00
Performance:                                               ----------    ----------  ----------  ----------   ----------
                    Investment income (loss)--net               (.08)         (.07)         .06       (.01)          .09
                    Realized and unrealized gain
                    on investments and foreign currency
                    transactions--net                             .02          1.30        2.96         .73         1.67
                                                           ----------    ----------  ----------  ----------   ----------
                    Total from investment operations            (.06)          1.23        3.02         .72         1.76
                                                           ----------    ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --         (.04)       (.08)       (.03)        (.04)
                      In excess of investment income--net       (.18)            --       (.12)          --           --
                      Realized gain on investments--net        (1.42)         (.30)      (1.18)       (.44)           --
                                                           ----------    ----------  ----------  ----------   ----------
                    Total dividends and distributions          (1.60)         (.34)      (1.38)       (.47)        (.04)
                                                           ----------    ----------  ----------  ----------   ----------
                    Net asset value, end of period         $    12.84     $   14.50  $    13.61  $    11.97   $    11.72
                                                           ==========    ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         (.29%)         9.29%      25.76%    6.14%+++       17.62%
Return:**                                                  ==========    ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                    1.92%         1.93%       1.92%      1.98%*        1.99%
Net Assets:                                                ==========    ==========  ==========  ==========   ==========
                    Investment income (loss)--net              (.59%)        (.51%)        .44%     (.49%)*         .84%
                                                           ==========    ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $1,437,628    $1,818,746  $1,988,580  $1,251,956   $1,179,125
                                                           ==========    ==========  ==========  ==========   ==========
                    Portfolio turnover                         52.81%        70.93%      44.94%      24.49%       77.65%
                                                           ==========    ==========  ==========  ==========   ==========

                                                                                       Class C++++
                                                                                                   For the     For the
The following per share data and ratios have been derived                   For the                 Period       Year
from information provided in the financial statements.                     Year Ended            Nov. 1, 1997   Ended
                                                                          December 31,           to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                        2000          1999       1998         1997        1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.50    $    13.61  $    11.97  $    11.72   $    10.00
Performance:                                               ----------    ----------  ----------  ----------   ----------
                    Investment income (loss)--net               (.08)         (.07)         .06       (.01)          .09
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                             .01          1.30        2.96         .73         1.67
                                                           ----------    ----------  ----------  ----------   ----------
                    Total from investment operations            (.07)          1.23        3.02         .72         1.76
                                                           ----------    ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --         (.04)       (.08)       (.03)        (.04)
                      In excess of investment income--net       (.18)            --       (.12)          --           --
                      Realized gain on investments--net        (1.42)         (.30)      (1.18)       (.44)           --
                                                           ----------    ----------  ----------  ----------   ----------
                    Total dividends and distributions          (1.60)         (.34)      (1.38)       (.47)        (.04)
                                                           ----------    ----------  ----------  ----------   ----------
                    Net asset value, end of period         $    12.83    $    14.50  $    13.61  $    11.97   $    11.72
                                                           ==========    ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         (.33%)         9.29%      25.73%    6.14%+++       17.62%
Return:**                                                  ==========    ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                    1.93%         1.94%       1.92%      1.98%*        1.99%
Net Assets:                                                ==========    ==========  ==========  ==========   ==========
                    Investment income (loss)--net              (.59%)        (.52%)        .43%     (.49%)*         .83%
                                                           ==========    ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  280,018    $  324,169  $  363,134  $  229,601   $  217,341
                                                           ==========    ==========  ==========  ==========   ==========
                    Portfolio turnover                         52.81%        70.93%      44.94%      24.49%       77.65%
                                                           ==========    ==========  ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 2000

FINANCIAL HIGHLIGHTS (concluded)

                                                                                       Class D++++
                                                                                                   For the     For the
The following per share data and ratios have been derived                   For the                 Period       Year
from information provided in the financial statements.                     Year Ended            Nov. 1, 1997   Ended
                                                                          December 31,           to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                        2000          1999       1998         1997        1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.67    $    13.65  $    12.00  $    11.80   $    10.00
Performance:                                               ----------    ----------  ----------  ----------   ----------
                    Investment income--net                        .02           .03         .16         .01          .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                             .01          1.33        2.98         .72         1.67
                                                           ----------    ----------  ----------  ----------   ----------
                    Total from investment operations              .03          1.36        3.14         .73         1.85
                                                           ----------    ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --         (.04)       (.12)       (.09)        (.05)
                      In excess of investment income--net       (.32)            --       (.19)          --           --
                      Realized gain on investments--net        (1.42)         (.30)      (1.18)       (.44)           --
                                                           ----------    ----------  ----------  ----------   ----------
                    Total dividends and distributions          (1.74)         (.34)      (1.49)       (.53)        (.05)
                                                           ----------    ----------  ----------  ----------   ----------
                    Net asset value, end of period         $    12.96    $    14.67  $    13.65  $    12.00   $    11.80
                                                           ==========    ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           .39%        10.23%      26.72%    6.20%+++       18.56%
Return:**                                                  ==========    ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                    1.16%         1.16%       1.15%      1.21%*        1.22%
Net Assets:                                                ==========    ==========  ==========  ==========   ==========
                    Investment income--net                       .17%          .25%       1.19%       .28%*        1.62%
                                                           ==========    ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  398,260    $  418,499  $  427,113  $  258,868   $  237,791
                                                           ==========    ==========  ==========  ==========   ==========
                    Portfolio turnover                         52.81%        70.93%      44.94%      24.49%       77.65%
                                                           ==========    ==========  ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Global Value Fund, Inc., December 31, 2000


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $830,902 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account
                           Maintenance      Distribution
                               Fee              Fee

Class B                        .25%             .75%
Class C                        .25%             .75%
Class D                        .25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                FAMD       MLPF&S

Class A                       $   497     $  1,459
Class D                       $15,663     $214,379

For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $2,253,511 and $29,486 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $99,616 and $73,145 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $763,981 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $1,295,673,287 and $1,757,697,212, respectively.

Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

                                    Realized           Unrealized
                                  Gains (Losses)     Gains (Losses)
Investments:
  Long-term                      $206,340,643        $345,920,199
  Options purchased               (4,441,829)         (2,559,362)
  Options written                   8,390,659         (1,488,075)
                                 ------------        ------------
Total investments                 210,289,473         341,872,762
                                 ------------        ------------
Currency transactions:
  Options purchased              (12,595,000)                  --
  Forward foreign exchange
  contracts                                --          18,076,540
  Foreign currency transactions    17,035,702              68,537
                                 ------------        ------------
Total currency transactions         4,440,702          18,145,077
                                 ------------        ------------
Total                            $214,730,175        $360,017,839
                                 ============        ============

Transactions in call options written for the year ended December 31, 2000 were as follows:
                                  Nominal Value
                                    Covered by          Premiums
                                 Written Options        Received

Outstanding call options written,
beginning of year                          --                  --
Options written                     8,247,701        $ 32,171,446
Options exercised                   (288,788)           (823,850)
Options expired                   (1,771,221)         (4,753,255)
Options closed                    (4,312,692)        (16,724,716)
                                 ------------        ------------
Outstanding call options written,
end of year                         1,875,000        $  9,869,625
                                 ============        ============

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $318,238,863, of which $521,106,196 related to appreciated securities and $202,867,333 related to depreciated securities. The aggregate cost of investments, including options, at December 31, 2000 for Federal income tax purposes was $1,977,301,673.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $166,407,613 and $377,884,006 for the years ended December 31, 2000 and December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                              Dollar
Ended December 31, 2000               Shares             Amount

Shares sold                         7,057,454      $  103,389,926
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,000,119          13,072,140
                                 ------------        ------------
Total issued                        8,057,573         116,462,066
Shares redeemed                   (6,332,057)        (92,257,748)
                                 ------------        ------------
Net increase                        1,725,516      $   24,204,318
                                 ============        ============


Class A Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                         6,381,325      $   84,980,896
Shares issued to shareholders in
reinvestment of dividends and
distributions                         200,732           2,645,651
                                 ------------        ------------
Total issued                        6,582,057          87,626,547
Shares redeemed                   (8,149,883)       (108,186,635)
                                 ------------        ------------
Net decrease                      (1,567,826)     $  (20,560,088)
                                 ============        ============

Merrill Lynch Global Value Fund, Inc., December 31, 2000


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Class B Shares for the Year                              Dollar
Ended December 31, 2000               Shares             Amount

Shares sold                         7,606,233      $  109,108,063
Shares issued to shareholders in
reinvestment of dividends and
distributions                      10,842,638         140,201,570
                                 ------------        ------------
Total issued                       18,448,871         249,309,633
Automatic conversion of shares    (2,627,302)        (38,625,484)
Shares redeemed                  (29,237,163)       (418,833,902)
                                 ------------        ------------
Net decrease                     (13,415,594)     $ (208,149,753)
                                 ============        ============

Class B Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                        23,913,192      $  315,765,908
Shares issued to shareholders in
reinvestment of dividends and
distributions                       3,270,641          42,681,877
                                 ------------        ------------
Total issued                       27,183,833         358,447,785
Automatic conversion of shares    (2,089,262)        (27,350,251)
Shares redeemed                  (45,818,424)       (597,428,034)
                                 ------------        ------------
Net decrease                     (20,723,853)     $ (266,330,500)
                                 ============        ============


Class C Shares for the Year                              Dollar
Ended December 31, 2000               Shares             Amount

Shares sold                         2,300,477      $   32,994,419
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,139,856          27,632,396
                                 ------------        ------------
Total issued                        4,440,333          60,626,815
Shares redeemed                   (4,969,619)        (71,207,623)
                                 ------------        ------------
Net decrease                        (529,286)     $  (10,580,808)
                                 ============        ============

Class C Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                         4,283,140       $  56,413,432
Shares issued to shareholders in
reinvestment of dividends and
distributions                         579,612           7,563,937
                                 ------------        ------------
Total issued                        4,862,752          63,977,369
Shares redeemed                   (9,194,005)       (119,834,496)
                                 ------------        ------------
Net decrease                      (4,331,253)     $  (55,857,127)
                                 ============        ============

Class D Shares for the Year                              Dollar
Ended December 31, 2000               Shares             Amount


Shares sold                         4,914,994      $   71,769,371
Automatic conversion of shares      2,589,950          38,625,484
Shares issued to shareholders in
reinvestment of dividends and
distributions                       3,295,629          42,903,212
                                 ------------        ------------
Total issued                       10,800,573         153,298,067
Shares redeemed                   (8,609,852)       (125,179,437)
                                 ------------        ------------
Net increase                        2,190,721      $   28,118,630
                                 ============        ============

Class D Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                         5,587,713      $   74,242,316
Automatic conversion of shares      2,074,596          27,350,251
Shares issued to shareholders in
reinvestment of dividends and
distributions                         711,495           9,349,055
                                 ------------        ------------
Total issued                        8,373,804         110,941,622
Shares redeemed                  (11,121,027)       (146,077,913)
                                 ------------        ------------
Net decrease                      (2,747,223)     $  (35,136,291)
                                 ============        ============

5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2001


Merrill Lynch Global Value Fund, Inc., December 31, 2000

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Global Value Fund, Inc. during the year ended
December 31, 2000:

                                 Qualifying      Non-Qualifying         Total         Foreign Taxes       Long-Term
Record Date    Payable Date   Ordinary Income   Ordinary Income    Ordinary Income   Paid or Withheld   Capital Gains
Class A Shares:
    7/05/2000    7/11/2000       $.063238         $ .000008           $ .063246        $.052165            $.343440
    12/18/2000   12/22/2000      $.080874         $1.024614           $1.105488           --               $.305144

Class B Shares:
    7/05/2000    7/11/2000          --                --                  --              --               $.343440
    12/18/2000   12/22/2000      $.069316         $ .878182           $ .947498           --               $.305144

Class C Shares:
    7/05/2000    7/11/2000          --                --                  --              --               $.343440
    12/18/2000   12/22/2000      $.069728         $ .883402           $ .953130           --               $.305144

Class D Shares:
    7/05/2000    7/11/2000       $.024542         $ .000003           $ .024545        $.052165            $.343440
    12/18/2000   12/22/2000      $.078257         $ .991457           $1.069714           --               $.305144

*All of the long-term capital gains distributions paid by the Fund are subject to a maximum 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adivser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Arthur Zeikel, Director of Merrill Lynch Global Value Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863